Exhibit 10.15

[***] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS. ASTERISKS DENOTE SUCH OMISSIONS.

FIRST AMENDMENT
TO
AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT
of
HOLMDEL PHARMACEUTICALS, L.P.

THIS FIRST AMENDMENT TO AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF HOLMDEL PHARMACEUTICALS, L.P. (this “Amendment”) is effective as of the 20th day of December 2012 (the “Effective Date”), by and among HP GENERAL PARTNER, LLC, a Delaware limited liability company (the “General Partner”), SWK HP HOLDINGS, LP, a Delaware limited partnership (“SWK”), and HOLMDEL THERAPEUTICS, LLC, a Delaware limited liability company (“HT” and, together with SWK, individually referred to as a “Limited Partner” and collectively referred to as the “Limited Partners”).

W I T N E S S E T H:

WHEREAS, Holmdel Pharmaceuticals, L.P., a Delaware limited partnership (the “Partnership”) was formed pursuant to a certificate of limited partnership, filed with the Secretary of State of the State of Delaware on December 12, 2012 pursuant to the Delaware Revised Uniform Limited Partnership Act (as amended from time to time, the “Act”);

WHEREAS, the General Partner and the Limited Partners entered into an Amended and Restated Limited Partnership Agreement of the Partnership, dated as of December 20, 2012 (the “Restated Partnership Agreement”), to establish the rights, obligations and preferences of the Partners and provide for other matters as set forth therein; and

WHEREAS, the General Partner recommends that certain incentives be provided to certain members of HT in connection with their performance of services which directly or indirectly benefit the Partnership, and in connection therewith, the Limited Partners have agreed that up to a 12.5% Partner Percentage will be reallocated in increments over time to HT (each an “Incremental Incentive Percentage”), with the Limited Partners’ respective Partner Percentages correspondingly reduced at such times (on a pro rata basis, based upon their respective Partner Percentages as of the date of each incremental change) by the amount of each such Incremental Incentive Percentage reallocated to HT; and

WHEREAS, the General Partner and the Limited Partners desire to enter into this Amendment to amend certain terms of the Restated Partnership Agreement.

NOW, THEREFORE, in consideration of the premises and the obligations herein assumed by the respective parties, it is agreed by and among the parties as follows:

1.                  All capitalized terms used but not otherwise defined in this Amendment shall have the meanings given to them in the Restated Partnership Agreement.

2.                  The Restated Partnership Agreement is hereby amended as follows:

(a)                Section 1.01 is hereby amended to add the following definition:

“HT” means Holmdel Therapeutics, LLC, a Delaware limited liability company, together with its Permitted Transferees.”

(b)               Section 1.01 is hereby further amended to delete the definition of “JK”. All references in the Restated Partnership Agreement to “JK” shall hereafter be deemed to refer to HT.

(c)                Section 1.01 is hereby further amended to delete the definition of “Partner Schedule” and replace it with the following definition:

“Partner Schedule” means the schedule listing the name, address, Capital Contribution, Partner Percentage and date of admission of each Partner, attached hereto as Schedule A, as the same may be amended from time to time by the General Partner.”

(d)               The Partner Schedule attached to the Restated Partnership Agreement is replaced by the Partner Schedule attached hereto as Schedule A.

3.                  In the event any of the terms of this Amendment conflict with the terms of the Restated Partnership Agreement, the terms of this Amendment shall prevail.

4.                  Except as expressly modified in this Amendment, the Restated Partnership Agreement shall remain in full force and effect without any amendments, modifications or alterations.

5.                  This Amendment shall be binding upon, and inures to the benefit of, the heir, successor, assign, executor, administrator, committee, guardian, conservator or trustee of any Partner.

6.                  This Amendment shall be governed by, and construed in accordance with, applicable federal laws and the laws of the State of Delaware (without giving effect to conflict of laws principles).

7.                  This Amendment may be executed in more than one counterpart, each of which shall be deemed an original but all of which shall constitute one and the same instrument, with the same effect as if the parties executed one counterpart as of the day and year first above written on this Amendment; provided, however, that each separate counterpart must be executed by the General Partner.

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IN WITNESS WHEREOF, the parties hereto have duly executed this First Amendment to Amended and Restated Limited Partnership Agreement as of the Effective Date.

GENERAL PARTNER:

HP GENERAL PARTNER, LLC

By:	/s/ Brett Pope
	Name:	Brett Pope
	Title:	Manager

LIMITED PARTNERS:

SWK HP HOLDINGS LP

By:	SWK HP Holdings GP LLC its general partner

By:	/s/ Brett Pope
	Name:	Brett Pope
	Title:	Manager

HOLMDEL THERAPEUTICS, LLC

By:	/s/ ***
	Name:	***
	Title:	Director

By:	/s/ ***
	Name:	***
	Title:	Director

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SCHEDULE A

PARTNER SCHEDULE

Limited Partner Information	Capital Contribution	Partner Percentage[*]	Date of Admission

SWK HP Holding LP	$12,998,700	84.0580%	December 20, 2012
c/o SWK HP Holdings GP LLC
15770 North Dallas Parkway
Suite 1290
Dallas, Texas 75248
Attn: Brett Pope

Holmdel Therapeutics, LLC	$1,999,800	15.9320%	December 20, 2012
***
***
Attn: ***

General Partner Information	Capital Contribution	Partner Percentage	Date of Admission

HP General Partner LLC	$1,500	0.0100%	December 20, 2012

c/o SWK HP Holdings GP LLC
15770 North Dallas Parkway
Suite 1290
Dallas, Texas 75248
Attn: Brett Pope

[*]After SWK has received distributions from the Partnership in an amount equal to:

-	One time (1x) its Capital Contribution, its Partner Percentage shall be decreased to ***% and HT’s Partner Percentage shall be increased to ***%;
-	Two time (2x) its Capital Contribution, its Partner Percentage shall be decreased to ***% and HT’s Partner Percentage shall be increased to ***%;
-	Three and one-half times (3.5x) its Capital Contribution (i) within seven (7) years from the date of this Agreement, its Partner Percentage shall be decreased to 39.3744% and HT’s Partner Percentage shall be increased to 60.6156% or (ii) more than seven (7) years from the date of this Agreement, its Partner Percentage shall be increased to 49.5995% and HT’s Partner Percentage shall be decreased to 50.3905%.